UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012 (June 22, 2012)

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)
10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

 Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 26, 2012, NCI Building Systems, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Report”) announcing, among other things, the completion of the acquisition of Metl-Span LLC.

This Form 8-K/A amends the Initial Report to provide the financial information described in Item 9.01(b) below. These financial statements are filed as Exhibit 99.1 to this Form 8-K/A. This Form 8-K/A should be read in conjunction with the Initial Report.

In addition, we previously filed on June 5, 2012 a Current Report on Form 8-K furnishing information to make publicly available the historical financial statements required by Item 9.01(a) of Form 8-K. This Form 8-K/A provides the consent of independent auditors which is attached hereto as Exhibit 23.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

1.	The audited balance sheets of Metl-Span LLC as of June 30, 2011 and 2010 and the related statements of earnings, members’ equity and cash flows for the years then ended and the notes to these financial statements, together with the report thereon of McGladrey LLP (formerly McGladrey & Pullen, LLP), were filed in exhibit 99.1 on Form 8-K dated June 5, 2012 and are incorporated herein by reference.

2.	The unaudited interim balance sheets of Metl-Span LLC as of March 31, 2012 and 2011 and the related unaudited interim statements of earnings and cash flows for the nine months then ended and the notes to these financial statements were filed in Exhibit 99.2 on Form 8-K dated June 5, 2012 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of NCI Building Systems, Inc. at April 29, 2012 and unaudited pro forma combined statements of operations of NCI Building Systems, Inc. for the fiscal year ended October 30, 2011 and for the fiscal six months ended April 29, 2012 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of Independent Auditors.
99.1	Unaudited Pro Forma Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 31, 2012

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors.
99.1	Unaudited Pro Forma Combined Financial Information.